SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



                            Date of Report:
                            April 25, 1994



                             Salomon Inc
        (Exact name of registrant as specified in its charter)




        Delaware                        1-4346          22-1660266
(State of Incorporation)        (Commission File No.)   (IRS Employer
                                                      Identification No.)




Seven World Trade Center, New York, New York   10048
(Address of Principal Executive Offices)     (Zip Code)



                            (212) 783-7000
                     (Registrant's Telephone No.)


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Item 5.        Other Events

          On April 25, 1994, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.



Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          Exhibits:

          (99) Press release dated April 25, 1994



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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SALOMON INC
                                             (Registrant)


Date:  April 25, 1994                    By:  /s/  David C.Fisher
                                                     Controller



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                             EXHIBIT INDEX

                                                  Page number
                                                  in sequential
                                                  numbering
Exhibit        Description                        system


   99          Copy of April 25, 1994 press release








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